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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 31, 2005

                             PERFECTDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       0-12817                                              95-3087593
(Commission File Number)                    (I.R.S. Employer Identification No.)

1445 East Los Angeles Avenue, Simi Valley, CA                  93065
(Address of Principal Executive Offices)                     (Zip Code)

                                 (805) 581-4006
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-d(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))
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                 Section 5 - Corporate Governance and Management


Item 5.03. Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

     (a) Not applicable.

     (b) PerfectData Corporation, a Delaware corporation (the "Company"), pursuant to a board resolution adopted on March 29, 2005, changed its fiscal year end from March 31 to June 30. Because the Company has already filed a Quarterly Report on Form 10-QSB for three months ended June 30, 2004, no transition report will be required for the period April 1, 2004 through June 30, 2004. The Company will file a Quarterly Report on Form 10-QSB for the three months ended March 31, 2005, and an Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

     The foregoing action assumes that the previously reported transaction with Sona Mobile, Inc. ("Sona") is not consummated prior to June 30, 2005 or at all. As previously reported, the Agreement and Plan of Merger dated as of March 7, 2005 by and among the Company, its wholly-subsidiary ("Merger Sub") and Sona provided that, if the Merger of Sona with and into Merger Sub ("the Merger") is consummated, then at the Effective Time (i.e., when the Merger becomes effective through the filing of a certificate of merger in the State of Delaware), the Company will change its fiscal year to December 31 to match that of Sona. This change will be reflected in the Company's Current Report on Form 8-K in which the audited financial statements of Sona are filed. In such event there is no transitional period to be reported. In a Schedule 14F-1 being simultaneously filed, the Company reported that it and Sona curently expect to consummate the Merger transaction on April 15, 2005, although fulfillment of conditions precedent could delay the closing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PERFECTDATA CORPORATION
                                                  (Registrant)


Date:  March 31, 2005                         By:  /s/ Harris J. Shapiro
                                                       Harris J. Shapiro
                                                       Chairman of the Board and
                                                       Chief Executive Officer

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